Exhibit 10.1

Loan Conversion Agreement

This Loan Conversion Agreement (“Agreement”) is made and entered into as of November 12, 2014, by and between Hydrophi Technologies Group, Inc., a Florida corporation (the “Company”) and Philip Levin, an individual (the “Lender”).

Recitals

WHEREAS, from 2011 to 2014, the Lender made a series of loans to the Company (collectively, the “Loan”);

WHEREAS, as of the date of this Agreement, the current principal and interest due on the Loan is $370,353 and

WHEREAS, the Lender and the Company desire to set forth the terms and conditions providing the Lender the right of conversion of the Loan to paid in capital.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Conversion Right.

(a)

The principal and accrued interest on the Loan, currently due or due at any time prior to the repayment of the Loan, may be converted at the option of the Lender, at any time and from time to time, for all or a portion of the sums then due (the “Conversion Amount”), into shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at the conversion rate of $0.0065217 per share (“Conversion Rate”), subject to the limitation specified in this Agreement.  Notwithstanding the foregoing, no conversion may be permitted if the Company does not have the authorized and un-issued shares available to be issued at the time of conversion.

(b)

If there is any adjustment to the Common Stock by means of a combination of shares or division of shares, such as a stock split or dividend or reverse stock split, then the Conversion Rate will be increased or decreased, as appropriate, so as to provide for the proportionate number of shares of Common Stock reflecting the rights of conversion after such event as they existed before the event; and further, in the event of a corporate event where the Company is merged or otherwise combined with another entity and the Company is not the surviving entity, then the right of conversion will be the right to acquire common equity or the equivalent of the resulting entity in the amount and at the rate so as to represent the equivalent of the conversion right immediately prior to such corporate event, whether or not this Agreement is assumed by the resulting entity. Once the shares of Common Stock are issued by the Company, then the Conversion Amount due thereunder will be deemed fully paid, and the shares of Common Stock will be issued as fully paid, non-assessable shares of equity of the Company.  In the event of an adjustment to the conversion right, the Company will notify the Lender of the adjusted conversion rights, the failure of which is not a breach of this Agreement.

(c)

In each case of an adjustment or readjustment of the Conversion Rate or the number and shares issuable upon conversion of the Loan, the Company will promptly calculate such adjustment in accordance with the terms of this Agreement and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Rate, describing the transaction giving rise to such adjustment and showing in reasonable detail the facts upon which such adjustment is based.  Upon request, the Company will promptly deliver a copy of such certificate to the Lender.

2.

Payment for Shares.  In addition to the right of conversion, the Lender has the right to offer all or a portion of the principal and interest due under this Agreement in payment of shares of Common Stock in any offering of shares of Common Stock being offered for sale directly by the Company, whether or not being offered through an intermediary, provided such surrender of the principal and interest due and the sale of the shares of Common Stock shall be in compliance with all applicable law.  The Company reserves the right to determine compliance with applicable law, in its sole discretion, on the advice of its counsel.

3.

Mechanics of Conversion: To convert the Loan pursuant to Sections 1(a) above into shares of Common Stock on any date (a “Conversion Date”), the Lender shall deliver (whether via mail or email) a copy of a properly and fully-completed and executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company.  On or before the third Business Day following the date of receipt of such Conversion Notice, the Company shall transmit by email (by attachment in PDF format) an acknowledgment of the conversion, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”).  On or before the fifth Business Day following the date of receipt of a Conversion Notice, the Company shall instruct the Transfer Agent to issue and register in the name of the Lender or its designee, for the number of shares of Common Stock to which the Lender shall be entitled, with the legends required by applicable law.  The Company instruction to the Transfer Agent shall be timely, “time being of the essence.”

4.

Notices.  All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally recognized overnight courier, by telecopy or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to the Company, to it at:

3404 Oakcliff Road, Suite C6,

Doraville, GA 30340

Attn: Roger Slotkin

Email: rms@hydrophi.com

If to the Holder, to it at:

Philip Levin

5330 Vista Rad

Pasadena Texas 77505

Email: ___________________

5.

Miscellaneous.

(a)

This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the Loan and the subjects herein stated, and no other loan.  Other loans that the parties entered into prior to or after this Agreement shall not be used to interpret any of the rights, obligations and terms of this Agreement.

(b)

Nothing contained in this Agreement shall be construed as conferring upon the Lender or any other person the right to vote or to consent or to receive Company notices as a member of the Company in respect of meetings of members for the election of managers of the Company or any other matters or any rights whatsoever as a member of the Company.

(c)

This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the internal laws of the state of New York, without regard to conflicts of law principles.

(d)

The headings herein are for convenience only, and do not constitute a part of this Agreement.  The headings will not be deemed to limit or affect any of the provisions hereof.

(e)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission or its equivalent, such as electronic signature or pdf., such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as of such facsimile signature were the original thereof.

(f)

The obligations hereunder are not secured or guaranteed in any way, by any person or entity.

(g)

The Lender represents that it is now and at the time of any conversion of the principal and/or interest will be an accredited investor, as defined in Section 501 of Regulation D, under the terms of the United States federal securities laws, and it will provide any and all such information to the Company in respect of the foregoing as may be reasonably requested, from time to time by the Company or its representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above first written.

LENDER:

__________________________

PHILIP LEVINE

COMPANY:

HYDROPHI TECHNOLOGIES GROUP, INC.

By:  _______________________

Roger Slotkin,

President and Chief Executive Officer

EXHIBIT I

HYDROPHI TECHNOLOGIES GROUP, INC.

CONVERSION NOTICE

Reference is made to the Loan Conversion Agreement (the “Conversion Agreement”), by and between Hydrophi Technologies Group, Inc. (the “Company”) and Philip Levin (the “Lender”). In accordance with and pursuant to the Conversion Agreement, the undersigned hereby elects to convert the Conversion Amount (as defined in the Conversion Agreement) indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:
Aggregate Conversion Amount to be converted:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Holder:
By:
Title:
Dated:

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 20__ from the Company and acknowledged and agreed to by ________________________.

HYDROPHI TECHNOLOGIES GROUP, INC.

By:
Name:
Title:

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